                                                               Exhibit g. (viii)

                                 STATE STREET                         SCHEDULE B
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

     Country                       Mandatory Depositories

     Argentina                     Caja de Valores S.A.


     Australia                     Austraclear Limited

                                   Reserve Bank Information and
                                   Transfer System


     Austria                       Oesterreichische Kontrollbank AG
                                   (Wertpapiersammelbank Division)


     Belgium Caisse Interprofessionnelle de Depots et de Virements de Titres S.A.

                                   Banque Nationale de Belgique


     Brazil                        Companhia Brasileira de Liquidacao e
                                   Custodia


     Bulgaria                      Central Depository AD

                                   Bulgarian National Bank


     Canada                        Canadian Depository
                                   for Securities Limited

     Chile                         Deposito Central de Valores S.A.


     People's Republic             Shanghai Securities Central Clearing &
     of China                      Registration Corporation

                                   Shenzhen Securities Clearing
                                   Co., Ltd.


     Colombia                      Deposito Centralizado de Valores


     Costa Rica                    Central de Valores S.A.

* Mandatory depositories include entities for which use is mandatory as a matter of law of effectively mandatory as a matter of market practice.

                                                               Exhibit g. (viii)

                                 STATE STREET                         SCHEDULE B
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

     Country                       Mandatory Depositories


     Croatia                       Ministry of Finance

                                   National Bank of Croatia

                                   Sredisnja Depozitarna Agencija

     Czech Republic                Stredisko cennych papiru

                                   Czech National Bank

     Denmark                       Vaerdipapircentralen (Danish
                                   Securities Center)


     Egypt                         Misr Company for Clearing, Settlement,
                                   and Depository


     Estonia                       Eesti Vaartpaberite Keskdepositoorium


     Finland                       Finnish Central Securities
                                   Depository


     France                        Societe Interprofessionnelle
                                   pour la Compensation des
                                   Valeurs Mobilieres


     Germany                       Deutsche Borse Clearing  AG


     Greece                        Central Securities Depository
                                   (Apothetirion Titlon AE)


     Hong Kong                     Central Clearing and
                                   Settlement System

                                   Central Moneymarkets Unit

     Hungary                       Kozponti Elszamolohaz es Ertektar
                                   (Budapest) Rt. (KELER)
                                   [Mandatory for Gov't Bonds and dematerialized

* Mandatory depositories include entities for which use is mandatory as a matter of law of effectively mandatory as a matter of market practice.

                                                               Exhibit g. (viii)

                                 STATE STREET                         SCHEDULE B
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

     Country                       Mandatory Depositories

                                   equities only; SSB does not use for other securities]

     India                         The National Securities Depository Limited

                                   Central Depository Services India Limited

                                   Reserve Bank of India


     Indonesia                     Bank Indonesia

                                   PT Kustodian Sentral Efek Indonesia


     Ireland                       Central Bank of Ireland
                                   Securities Settlement Office


     Israel                        Tel Aviv Stock Exchange Clearing
                                   House Ltd. (TASE Clearinghouse)


                                   Bank of Israel
                                   (As part of the TASE Clearinghouse system)


     Italy                         Monte Titoli S.p.A.

                                   Banca d'Italia


     Ivory Coast                   Depositaire Central - Banque de Reglement


     Jamaica                       Jamaica Central Securities Depository


     Japan                         Bank of Japan Net System


     Kenya                         Central Bank of Kenya


     Republic of Korea             Korea Securities Depository Corporation

* Mandatory depositories include entities for which use is mandatory as a matter of law of effectively mandatory as a matter of market practice.

                                                               Exhibit g. (viii)

                                 STATE STREET                         SCHEDULE B
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

     Country                       Mandatory Depositories


     Latvia                        Latvian Central Depository

     Lebanon Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle East (MIDCLEAR) S.A.L.


                                   The Central Bank of Lebanon


     Lithuania                     Central Securities Depository of Lithuania


     Malaysia                      Malaysian Central Depository Sdn. Bhd.

                                   Bank Negara Malaysia,
                                   Scripless Securities Trading and Safekeeping
                                   System


     Mauritius                     Central Depository & Settlement
                                   Co. Ltd.


     Mexico                        S.D. INDEVAL
                                   (Instituto para el Deposito de
                                   Valores)


     Morocco                       Maroclear


     The Netherlands               Nederlands Centraal Instituut voor
                                   Giraal Effectenverkeer B.V. (NECIGEF)



     New Zealand                   New Zealand Central Securities
                                   Depository Limited


     Norway                        Verdipapirsentralen (the Norwegian Central
                                   Registry of Securities)

* Mandatory depositories include entities for which use is mandatory as a matter of law of effectively mandatory as a matter of market practice.

                                                               Exhibit g. (viii)

                                 STATE STREET                         SCHEDULE B
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

     Country                       Mandatory Depositories

     Oman                          Muscat Securities Market Depository &
                                   Securities Registration Company

     Pakistan                      Central Depository Company of Pakistan
                                   Limited

                                   State Bank of Pakistan

     Palestine                     The Palestine Stock Exchange


     Peru                          Caja de Valores y Liquidaciones
                                   CAVALI ICLV S.A.


     Philippines                   Philippines Central Depository, Inc.

                                   Registry of Scripless Securities
                                   (ROSS) of the Bureau of Treasury

     Poland                        National Depository of Securities
                                   (Krajowy Depozyt Papierow Wartos'ciowych SA)

                                   Central Treasury Bills Registrar


     Portugal                      Central de Valores Mobiliarios


     Qatar                         Doha Securities Market


     Romania                       National Securities Clearing, Settlement and
                                   Depository Company

                                   Bucharest Stock Exchange Registry Division

                                   National Bank of Romania


     Singapore                     Central Depository (Pte)
                                   Limited

                                   Monetary Authority of Singapore

* Mandatory depositories include entities for which use is mandatory as a matter of law of effectively mandatory as a matter of market practice.

                                                               Exhibit g. (viii)

                                 STATE STREET                         SCHEDULE B
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

     Country                       Mandatory Depositories

     Slovak Republic               Stredisko cennych papierov SR
                                   Bratislava, a.s.

                                   National Bank of Slovakia


     Slovenia                      Klirinsko Depotna Druzba d.d.


     South Africa                  The Central Depository Limited

                                   Strate Ltd.


     Spain                         Servicio de Compensacion y
                                   Liquidacion de Valores, S.A.

                                   Banco de Espana,
                                   Central de Anotaciones en Cuenta

     Sri Lanka                     Central Depository System
                                   (Pvt) Limited


     Sweden                        Vardepapperscentralen VPC AB
                                   (the Swedish Central Securities Depository)


     Switzerland                   SIS - SegaIntersettle


     Taiwan - R.O.C.               Taiwan Securities Central
                                   Depository Co., Ltd.


     Thailand                      Thailand Securities Depository
                                   Company Limited


     Tunisia Societe Tunisienne Interprofessionelle pour la Compensation et de Depots de
                                   Valeurs Mobilieres

* Mandatory depositories include entities for which use is mandatory as a matter of law of effectively mandatory as a matter of market practice.

                                                               Exhibit g. (viii)

                                 STATE STREET                         SCHEDULE B
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

     Country                       Mandatory Depositories

     Turkey                        Takas ve Saklama Bankasi A. .
                                   (TAKASBANK)

                                   Central Bank of Turkey


     Ukraine                       National Bank of Ukraine

     United Kingdom                The Bank of England,
                                   The Central Gilts Office and
                                   The Central Moneymarkets Office


     Venezuela                     Central Bank of Venezuela


     Zambia                        LuSE Central Shares Depository Limited

                                   Bank of Zambia


* Mandatory depositories include entities for which use is mandatory as a matter of law of effectively mandatory as a matter of market practice.